EXHIBIT 99.1

TRONC, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
As of April 1, 2018
(In thousands) (Unaudited)

	tronc, Inc.	Forsalebyowner.com		California Properties		Debt Repayment		Proforma

Assets
Current assets
Cash	$162,731	$(38)	(a)	$(5,990)	(b)	$(347,981)	(e)	$242,915
		2,275	(c)	474,518	(d)	(42,600)	(f)
Accounts receivable, net	153,533	(27)	(a)	(41,630)	(b)	—		111,876
Inventories	13,277	(62)	(a)	(4,522)	(b)	—		8,693
Prepaid expenses and other	26,870	(1)	(a)	(3,123)	(b)	—		23,746
Total current assets	356,411	2,147		419,253		(390,581)		387,230

Property, plant and equipment
Machinery, equipment and furniture	130,289	(973)	(a)	(12,481)	(b)	—		116,835
Buildings and leasehold improvements	43,246	—		(5,648)	(b)	—		37,598
	173,535	(973)		(18,129)		—		154,433
Accumulated depreciation	(77,788)	517	(a)	8,379	(b)			(68,892)
	95,747	(456)		(9,750)		—		85,541
Advance payments on property, plant and equipment	14,007	—		(873)	(b)	—		13,134
Property, plant and equipment, net	109,754	(456)		(10,623)		—		98,675

Other assets
Goodwill	203,464	(100)	(a)	(76,990)	(b)	—		126,374
Intangible assets, net	144,078	—		(59,057)	(b)	—		85,021
Software, net	39,774	—		(199)	(b)	—		39,575
Restricted cash	—	—		—		42,600	(f)	42,600
Deferred income taxes	28,886	113	(a)	(28,996)	(b)	—		3
Other long-term assets	30,818	—		(1,844)	(b)	—		28,974
Total other assets	447,020	13		(167,086)		42,600		322,547

Total assets	$913,185	$1,704		$241,544		$(347,981)		$808,452

The accompanying notes are an integral part of these proforma combined financial statements.

TRONC, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
As of April 1, 2018
(In thousands) (Unaudited)

	tronc, Inc.	Forsalebyowner.com		California Properties		Debt Repayment		Proforma

Liabilities and stockholders’ equity
Current liabilities
Current portion of long-term debt	$21,829	$—		$(342)	(b)	$(21,090)	(e)	$397
Accounts payable	75,281	(49)	(a)	(10,048)	(b)	—		65,184
Employee compensation and benefits	56,421	(31)	(a)	(11,506)	(b)	—		44,884
Deferred revenue	79,740	(61)	(a)	(22,715)	(b)	—		56,964
Other current liabilities	24,291	578	(g)	(2,704)	(b)	(2,161)	(g)	127,440
				107,436	(g)
Total current liabilities	257,562	437		60,121		(23,251)		294,869

Non-current liabilities
Long-term debt	326,979	—		(728)	(b)	(319,174)	(e)	7,077
Deferred revenue	3,534	—		—		—		3,534
Pension and postretirement benefits payable	104,494	—		(84,412)	(b)	—		20,082
Other obligations	90,201	—		(25,522)	(b)	—		64,679
Total non-current liabilities	525,208	—		(110,662)		(319,174)		95,372

Noncontrolling interest	42,062	—		—		—		42,062

Stockholders' equity	88,353	1,267	(h)	292,085	(h)	(5,556)	(h)	376,149

Total liabilities and stockholders’ equity	$913,185	$1,704		$241,544		$(347,981)		$808,452

The accompanying notes are an integral part of these proforma combined financial statements.

TRONC, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
For the three months ended April 1, 2018
(In thousands, except per share amounts)
(Unaudited)

	tronc, Inc.	Forsalebyowner.com		California Properties		Debt Repayment		Proforma

Operating revenues	$355,616	$(922)	(i)	$(116,122)	(j)	$—		$238,572

Operating expenses:
Compensation	144,537	(325)	(i)	(33,232)	(j)	—		110,980
Newsprint and ink	22,034	—		(7,435)	(j)	—		14,599
Outside services	130,559	(266)	(i)	(31,265)	(j)	—		99,028
Other operating expenses	62,598	(61)	(i)	(29,580)	(j)	—		32,957
Depreciation and amortization	14,649	(63)	(i)	(1,567)	(j)	—		13,019
Total operating expenses	374,377	(715)		(103,079)		—		270,583

Loss from operations	(18,761)	(207)		(13,043)		—		(32,011)
Interest expense, net	(6,594)	—		30	(j)	6,620	(k)	56
Loss on equity investments, net	(729)	—		—		—		(729)
Other income, net	4,388	—		(725)		—		3,663
Loss before income taxes	(21,696)	(207)		(13,738)		6,620		(29,021)
Income tax benefit	(7,185)	(58)	(i)	(3,845)	(j)	1,852	(l)	(9,236)
Net loss	(14,511)	(149)		(9,893)		4,768		(19,785)
Less: Income attributable to noncontrolling interest	262	—		—		—		262
Net loss attributable to tronc common stockholders	$(14,773)	$(149)		$(9,893)		$4,768		$(20,047)

Net loss attributable to tronc common share:
Basic	$(0.42)							$(0.58)
Diluted	$(0.42)							$(0.58)
Weighted average shares outstanding:
Basic	34,801							34,801
Diluted	34,801							34,801

The accompanying notes are an integral part of these proforma combined financial statements.

TRONC, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
For the year ended December 31, 2017
(In thousands, except per share amounts)
(Unaudited)

	tronc, Inc.	Forsalebyowner.com		California Properties		Debt Repayment		Proforma

Operating revenues	$1,524,018	$(4,407)	(i)	$(503,975)	(j)	$—		$1,015,636

Operating expenses:
Compensation	549,363	(2,968)	(i)	(141,879)	(j)	—		404,516
Newsprint and ink	94,340	—		(35,099)	(j)	—		59,241
Outside services	468,044	(2,717)	(i)	(133,900)	(j)	—		331,427
Other operating expenses	288,986	(3,824)	(i)	(122,011)	(j)	—		163,151
Depreciation and amortization	56,696	(250)	(i)	(7,313)	(j)	—		49,133
Total operating expenses	1,457,429	(9,759)		(440,202)		—		1,007,468

Income from operations	66,589	5,352		(63,773)		—		8,168
Interest expense, net	(26,481)	—		147	(j)	25,826	(k)	(508)
Premium on stock buyback	(6,031)	—		—		—		(6,031)
Income (loss) on equity investments, net	3,139	—		(5,842)	(j)	—		(2,703)
Income (loss) before income taxes	37,216	5,352		(69,468)		25,826		(1,074)
Income tax expense	31,681	2,181	(i)	(28,305)	(j)	10,523	(l)	16,080
Net income (loss)	$5,535	$3,171		$(41,163)		$15,303		$(17,154)

Net income (loss) per common share:
Basic	$0.16							$(0.50)
Diluted	$0.16							$(0.50)
Weighted average shares outstanding:
Basic	33,996							33,996
Diluted	34,285							33,996

The accompanying notes are an integral part of these proforma combined financial statements.

TRONC, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
For the year ended December 25, 2016
(In thousands, except per share amounts)
(Unaudited)

	tronc, Inc.	Forsalebyowner.com		California Properties		Proforma

Operating revenues	$1,606,378	$(10,601)	(i)	$(532,408)	(j)	$1,063,369

Operating expenses:
Compensation	597,293	(3,820)	(i)	(149,952)	(j)	443,521
Newsprint and ink	103,906	—		(41,378)	(j)	62,528
Outside services	494,478	(2,713)	(i)	(145,073)	(j)	346,692
Other operating expenses	300,089	(5,059)	(i)	(119,072)	(j)	175,958
Depreciation and amortization	57,499	(110)	(i)	(6,026)	(j)	51,363
Total operating expenses	1,553,265	(11,702)		(461,501)		1,080,062

Income (loss) from operations	53,113	1,101		(70,907)		(16,693)
Interest expense, net	(26,703)	—		142	(j)	(26,561)
Income (loss) on equity investments, net	(690)	—		(797)	(j)	(1,487)
Reorganization items, net	(259)	—		—		(259)
Income (loss) before income taxes	25,461	1,101		(71,562)		(45,000)
Income tax expense (benefit)	18,924	449	(i)	(29,159)	(j)	(9,786)
Net income (loss)	$6,537	$652		$(42,403)		$(35,214)

Net income (loss) per common share:
Basic	$0.19					$(1.04)
Diluted	$0.19					$(1.04)
Weighted average shares outstanding:
Basic	33,788					33,788
Diluted	33,935					33,788

The accompanying notes are an integral part of these proforma combined financial statements.

TRONC, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
For the year ended December 27, 2015
(In thousands, except per share amounts)
(Unaudited)

	tronc, Inc.	Forsalebyowner.com		California Properties		Proforma

Operating revenues	$1,672,820	$(12,879)	(i)	$(514,056)	(j)	$1,145,885

Operating expenses:
Compensation	649,905	(2,428)	(i)	(165,251)	(j)	482,226
Newsprint and ink	122,339	—		(44,084)	(j)	78,255
Outside services	513,896	(2,569)	(i)	(144,498)	(j)	366,829
Other operating expenses	307,080	(5,264)	(i)	(109,888)	(j)	191,928
Depreciation and amortization	54,633	(101)	(i)	(3,565)	(j)	50,967
Total operating expenses	1,647,853	(10,362)		(467,286)		1,170,205

Income (loss) from operations	24,967	(2,517)		(46,770)		(24,320)
Interest expense, net	(25,972)	—		75	(j)	(25,897)
Loss on equity investments, net	(1,164)	—		(531)	(j)	(1,695)
Reorganization items, net	(1,026)	—		—		(1,026)
Loss before income taxes	(3,195)	(2,517)		(47,226)		(52,938)
Income tax benefit	(430)	(1,025)	(i)	(19,242)	(j)	(20,697)
Net loss	$(2,765)	$(1,492)		$(27,984)		$(32,241)

Net loss per common share:
Basic	$(0.11)					$(1.24)
Diluted	$(0.11)					$(1.24)
Weighted average shares outstanding:
Basic	25,990					25,990
Diluted	25,990					25,990

The accompanying notes are an integral part of these proforma combined financial statements.

TRONC, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In thousands) (Unaudited)

NOTE 1: BASIS OF PRESENTATION
The accompanying unaudited pro forma condensed consolidated financial statements of tronc, Inc. and subsidiaries (the “Company”) were derived from the Company’s historical consolidated financial statements. The unaudited pro forma balance sheet as of April 1, 2018 was adjusted to reflect the sale of Forsalebyowner.com for an aggregate purchase price of $2.5 million, which closed on May 23, 2018, and the Los Angeles Times, The San Diego Union-Tribune and various other titles of the Company’s California properties (the “California Properties”) for a gross purchase price of $500.0 million, which closed on June 18, 2018, as though the dispositions occurred on April 1, 2018.
The unaudited pro forma condensed consolidated statements of operations for the quarter ended April 1, 2018 and the years ended December 31, 2017, December 25, 2016 and December 27, 2015, were prepared as though the dispositions occurred on December 29, 2014, the first day of the Company’s fiscal year 2015, and as though the debt repayment discussed below occurred on December 26, 2016, the first day of the Company’s fiscal year 2017. Forsalebyowner.com and the California Properties will be reported as discontinued operations beginning with the Company’s second fiscal quarter ending July 1, 2018.
In connection with the completion of the sale of the California Properties, the Company terminated the ABL Credit Agreement, dated as of August 4, 2014 (as amended, amended and restated, extended, supplemented or otherwise modified) among tronc, Inc. (f/k/a Tribune Publishing Company), the several lenders party thereto and Bank of America, N.A., paid all outstanding amounts in connection therewith and backstopped and/or cash collateralized all outstanding letters of credit in connection therewith.
Also in connection with the completion of the sale of the California Properties, on June 20, 2018, the Company prepaid all outstanding amounts under the Term Loan Credit Agreement, dated as of August 4, 2014 (as amended, amended and restated, extended, supplemented or otherwise modified) among tronc, Inc. (f/k/a Tribune Publishing Company), the several lenders party thereto and JPMorgan Chase Bank, N.A., resulting in the termination of such credit agreement.
The unaudited pro forma condensed consolidated financial statements are furnished for informational purposes only and do not purport to reflect the Company’s financial position and results of operations had the dispositions occurred on the dates as indicated above. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations and should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10‑K for the year ended December 31, 2017 and the Company’s Quarterly Report on Form 10-Q for the quarter ended April 1, 2018.
NOTE 2: PRO FORMA ADJUSTMENTS
The pro forma adjustments are based on preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma combined financial information:
Adjustments to the pro forma condensed combined balance sheet

(a)	To eliminate the assets and liabilities of Forsalebyowner.com.

(b)	To eliminate the assets and liabilities of the California Properties.

(c)
The cash adjustment amount includes gross proceeds of $2.5 million received from the sale of Forsalebyowner.com on May 23, 2018 and is decreased by selling expenses requiring payment at closing, which total approximately $0.2 million.

(d)
The cash adjustment amount includes gross proceeds of $500.0 million received from the sale of the California Properties on June 18, 2018 and is decreased by preliminary working capital adjustments and selling expenses requiring payment at closing, which total approximately $25.5 million.

(e)	The cash and long-term debt adjustment amounts represent repayment of the long-term debt.

(f)	The cash and restricted cash adjustment amounts represent the cash collateralization of the outstanding letters of credit related to the termination of the ABL Credit Agreement.

(g)
Other current liabilities adjustments represent estimated taxes payable related to the sale of Forsalebyowner.com, and the California Properties, offset by the estimated tax benefit related tot he loss on the early repayment of debt, calculated at the statutory rate.

(h)
Stockholders’ equity was adjusted as a result of adjustments (a) through (f), which represents the estimated after-tax gain on the dispositions of Foresalebyowner.com and the California Properties, net of the estimated after-tax loss on the early repayment of debt.

Adjustments to the pro forma condensed statements of operations

(i)	To eliminate the revenues and expenses of Forsalebyowner.com.

(j)	To eliminate the revenues and expenses of the California Properties.

(k)	To eliminate the interest expense related to the long-term debt repaid with the proceeds from the sale of the California Properties.

(l)	Estimated income tax effect of the repayment of long-term debt.